UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-21488

Cohen & Steers Global Infrastructure Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2021

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2021. The total returns for Cohen & Steers Global Infrastructure Fund, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended December 31, 2021	Year Ended December 31, 2021
Cohen & Steers Global Infrastructure Fund:
Class A	7.58%	16.36%
Class C	7.18%	15.56%
Class I	7.73%	16.73%
Class R	7.48%	16.14%
Class Z	7.73%	16.73%
FTSE Global Core Infrastructure 50/50 Net Tax Index[a]	7.27%	14.88%
S&P 500 Index[a]	11.67%	28.71%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, where applicable, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

[a]

The FTSE Global Core Infrastructure 50/50 Net Tax Index is a market-capitalization-weighted index of worldwide infrastructure and infrastructure-related securities and is net of dividend withholding taxes. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors, including pipelines, satellites and telecommunication towers. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Market Review

Global infrastructure stocks participated in broad equities’ rally in the 12-month period ended December 31, 2021, extending their recovery from the seismic shock of the early stages of the Covid-19 pandemic. Many economies experienced their largest growth on record amid widespread vaccinations and a continuation of unprecedented stimulative monetary and fiscal policies. However, supply chain disruptions and higher commodity prices generated concerns about inflation and about the prospect of monetary policy accommodation ending sooner than previously anticipated. Bond yields rose in this environment from near historical lows, with the yield on the 10-year U.S. Treasury increasing from 0.9% to 1.5% by period end.

Fund Performance

The Fund had a positive total return in the period and outperformed its benchmark.

Midstream energy securities had strong gains for the period, as strength in the global recovery was accompanied by greater energy demand, particularly from increased driving and airline travel. Concurrently, crude oil supply growth was relatively subdued as the Organization of the Petroleum Exporting Countries and its partners maintained production discipline, contributing to the increase in energy commodity prices. Towards the end of the year, severe energy dislocations emerged, with natural gas, coal and electricity prices setting record highs in Europe and Asia amid strong demand, insufficient baseload production and intermittency problems. The Fund’s security selection in midstream energy contributed to relative performance. Contributors included overweight positions in Cheniere Energy, which rose on advantageous supply/demand trends for liquefied natural gas, and Targa Resources, which reported strong earnings amid improving fundamental conditions.

Marine ports were another top-performing sector, as they benefited from the rebound in global trade activity. The portfolio’s underweight and security selection in the sector detracted from relative performance. Within the railways sector, there was a sharp divide in returns, with the economically sensitive freight rails generally performing well; North American companies had sizable gains, as volume metrics were strong compared with low levels from the previous year. In contrast, many passenger rails declined on continued concerns about travel restrictions. The Fund’s stock selection in railways aided relative performance, including an overweight position in a freight rail company that was subject to a takeover bidding war. However, the beneficial stock selection was largely offset by an unfavorable overweight allocation in the sector (including an overweight in a Japanese passenger rail that underperformed due in part to a lack of inbound tourism from China.

Other passenger transportation sectors, including toll roads and airports, had positive returns for the year but lagged the benchmark, largely due to lingering concerns about travel restrictions in many markets. The portfolio’s security selection and underweight allocation in toll roads contributed to relative performance; among other factors, we did not own a Brazilian toll road operator that declined sharply along with the broader Brazilian equity market. The Fund’s stock selection in airports hindered relative performance, led by overweight positions in certain European and Asian companies that underperformed on disappointing passenger volumes.

Communications outperformed during the period. In particular, tower companies were supported by rising expectations for capital spending by U.S. wireless companies building out their 5G networks,

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

which led to increased optimism for tower growth into 2022. Security selection in the sector contributed to the Fund’s relative return. The portfolio held beneficial overweight positions in U.S.-based companies that were leveraged to rising wireless spending, and an out-of-benchmark position in a Spanish wireless telecommunications infrastructure company was also positive for performance.

Electric utilities reported positive results and were aided by a supportive policy backdrop amid a move toward more renewable energy sources. Security selection in electric utilities contributed to relative performance. The portfolio benefited from overweight positions in certain renewable-related electric companies with higher growth potential, as well as from underweights or non-investments in others that produced weak returns. Water utilities outperformed for the year, but the Fund’s selection in the sector detracted from relative performance. Among the detractors was an overweight in a China-based company that provides water utility services to Hong Kong, which declined on relatively modest growth in recurring revenue. Gas distribution lagged as investors favored cyclical investments. The Fund’s security selection in gas distribution was an important contributor to relative performance; this included an overweight position in a high-quality China-based company that was bolstered by strong consumer demand for natural gas.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund’s investments in foreign securities detracted from absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund’s investments denominated in foreign currencies are subject to foreign currency risk. Overall, the U.S. dollar appreciated against other currencies. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a headwind for absolute returns.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material effect on the Fund’s total return for the 12-month period ended December 31, 2021.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Sincerely,

BEN MORTON

Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment	Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment	Class R—Growth of a $10,000 Investment

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Performance Review (Unaudited)—(Continued)

Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2021

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	11.13%[a]	14.56%[d]	—	—	—
1 Year (without sales charge)	16.36%	15.56%	16.73%	16.14%	16.73%
5 Years (with sales charge)	9.07%[a]	9.36%	—	—	—
5 Years (without sales charge)	10.08%	9.36%	10.45%	9.90%	10.45%
10 Years (with sales charge)	8.70%[a]	8.49%	—	—	—
10 Years (without sales charge)	9.21%	8.49%	9.57%	—	—
Since Inception (with sales charge)[e]	7.90%[a]	7.52%	—	—	—
Since Inception (without sales charge)[e]	8.18%	7.52%	8.54%	6.82%	7.35%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios for each class of shares as disclosed in the May 1, 2021 prospectus were as follows: Class A—1.29% and 1.29%; Class C—1.94% and 1.94%; Class I—1.01% and 0.94%; Class R—1.44% and 1.44%; and Class Z—0.94% and 0.94%. Through June 30, 2023, the investment advisor has contractually agreed to waive and/or reimburse the Fund’s Class I shareholder service fee up to the maximum shareholder service fee of 0.10%. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 4.50% front-end sales charge.
[b]

The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in a index. The Fund’s performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.

[c]

The Linked Benchmark is represented by the performance of the UBS Global 50/50 Infrastructure & Utilities Index-Net (UBS 50/50) from June 1, 2008 through March 31, 2015 and the FTSE Global Core Infrastructure 50/50 Net Tax Index (FTSE 50/50) thereafter. The benchmark was replaced on March 31, 2015 because UBS retired the UBS 50/50. The UBS 50/50 tracked a 50% exposure to global developed market utilities sector and a 50% exposure to global developed market infrastructure sector. The index was a free-float market-capitalization weighted and reconstituted annually with quarterly rebalances and was net of dividend withholding taxes. The FTSE Global Core Infrastructure 50/50 Net Tax Index is a market-capitalization-weighted index of the worldwide infrastructure and infrastructure-related securities and is net of dividend withholding taxes. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors, including pipelines, satellites and telecommunication towers.

[d]	Reflects a contingent deferred sales charge of 1.00%.
[e]	Inception dates: May 3, 2004 for Class A, C and I shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021—December 31, 2021.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period[a] July 1, 2021— December 31, 2021
Class A
Actual (7.58% return)	$1,000.00	$1,075.80	$6.59
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.85	$6.41

Class C
Actual (7.18% return)	$1,000.00	$1,071.80	$9.87
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.68	$9.60

Class I
Actual (7.73% return)	$1,000.00	$1,077.30	$4.66
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.72	$4.53

Class R
Actual (7.48% return)	$1,000.00	$1,074.80	$7.27
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.20	$7.07

Class Z
Actual (7.73% return)	$1,000.00	$1,077.30	$4.66
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.72	$4.53

[a]

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.24%, 1.89%, 0.89%, 1.39% and 0.89%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

December 31, 2021

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets

NextEra Energy, Inc.	$54,910,244	6.4
Norfolk Southern Corp.	40,498,087	4.7
American Tower Corp.	40,440,173	4.7
Canadian National Railway Co.	36,880,686	4.3
Enbridge, Inc.	33,801,408	3.9
Transurban Group	32,805,613	3.8
Duke Energy Corp.	23,995,770	2.8
American Electric Power Co., Inc.	22,130,665	2.6
SBA Communications Corp.	21,969,515	2.5
Cheniere Energy, Inc.	21,952,562	2.5

[a]	Top ten holdings (excluding short-term investments and derivative investments) are determined on the basis of the value of individual securities held.

Country Breakdownb

(Based on Net Assets)

(Unaudited)

[b]	Excludes derivative investments

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2021

		Shares/ Units	Value

COMMON STOCK	97.8%
AUSTRALIA	4.8%
REAL ESTATE—DATA CENTERS	1.0%
NEXTDC Ltd.[a]		917,748	$8,539,980

TOLL ROADS	3.8%
Transurban Group[b]		3,262,701	32,805,613

TOTAL AUSTRALIA			41,345,593

BRAZIL	1.7%
MARINE PORTS	0.9%
Santos Brasil Participacoes SA		6,925,187	7,994,426

RAILWAYS	0.8%
Rumo SAa		2,107,654	6,720,275

TOTAL BRAZIL			14,714,701

CANADA	11.7%
ELECTRIC	2.6%
Emera, Inc.		254,644	12,726,664
Hydro One Ltd., 144Ac		372,267	9,685,211

			22,411,875

PIPELINES—C-CORP	4.8%
Enbridge, Inc.		865,353	33,801,408
TC Energy Corp.		172,114	8,004,638

			41,806,046

RAILWAYS	4.3%
Canadian National Railway Co.		300,246	36,880,686

TOTAL CANADA			101,098,607

CHINA	4.2%
GAS DISTRIBUTION	1.7%
Enn Energy Holdings Ltd., (H shares)		774,300	14,577,302

MARINE PORTS	1.0%
COSCO SHIPPING Ports Ltd., (H shares)		9,616,564	8,349,307

TOLL ROADS	0.8%
Zhejiang Expressway Co., Ltd., (H shares)		8,076,000	7,198,184

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Shares/ Units	Value

UTILITIES—WATER	0.7%
Guangdong Investment Ltd., (H shares)		4,735,427	$6,018,311

TOTAL CHINA			36,143,104

FRANCE	2.3%
ELECTRIC	0.5%
Engie SA		325,063	4,816,274

RAILWAYS	0.5%
Getlink SE		244,132	4,046,867

TOLL ROADS	1.3%
Eiffage SA		60,553	6,236,273
Vinci SA		46,503	4,918,995

			11,155,268

TOTAL FRANCE			20,018,409

GERMANY	2.0%
COMMUNICATIONS—TOWERS	0.8%
Vantage Towers AG		171,430	6,284,570

UTILITIES	1.2%
E.ON SE		761,844	10,574,842

TOTAL GERMANY			16,859,412

HONG KONG	1.5%
GAS DISTRIBUTION	0.9%
Hong Kong and China Gas Co., Ltd.		5,097,050	7,935,593

MARINE PORTS	0.6%
China Merchants Port Holdings Co., Ltd.		2,696,000	4,909,645

TOTAL HONG KONG			12,845,238

INDIA	0.9%
MARINE PORTS
Adani Ports & Special Economic Zone Ltd.		789,505	7,756,910

JAPAN	2.6%
ELECTRIC	1.1%
Kansai Electric Power Co., Inc. (The)		988,200	9,226,522

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Shares/ Units	Value

RAILWAYS	1.5%
West Japan Railway Co.		315,000	$13,171,781

TOTAL JAPAN			22,398,303

MEXICO	1.5%
AIRPORTS
Grupo Aeroportuario del Pacifico SAB de CV, Class B		920,481	12,712,443

NEW ZEALAND	1.0%
AIRPORTS
Auckland International Airport Ltd.[a]		1,708,515	9,010,248

PHILIPPINES	0.5%
MARINE PORTS
International Container Terminal Services, Inc.		1,171,810	4,596,009

SPAIN	3.7%
AIRPORTS	2.4%
Aena SME SA, 144Aa,c		130,137	20,564,736

COMMUNICATIONS—TOWERS	1.3%
Cellnex Telecom SA, 144Ac		199,525	11,626,005

TOTAL SPAIN			32,190,741

THAILAND	1.4%
AIRPORTS
Airports of Thailand PCL[a]		6,442,600	11,764,664

UNITED KINGDOM	2.3%
ELECTRIC	1.3%
National Grid PLC		764,288	10,963,652
UTILITIES—WATER	1.0%
Pennon Group PLC		581,407	9,183,863

TOTAL UNITED KINGDOM			20,147,515

UNITED STATES	55.7%
COMMUNICATIONS—TOWERS	8.4%
American Tower Corp.		138,257	40,440,173
Crown Castle International Corp.		46,555	9,717,891
SBA Communications Corp.		56,474	21,969,515

			72,127,579

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Shares/ Units	Value

ELECTRIC	26.8%

Alliant Energy Corp.		139,322	$8,564,123
American Electric Power Co., Inc.		248,743	22,130,665
CenterPoint Energy, Inc.		545,990	15,238,581
CMS Energy Corp.		177,165	11,524,583
Duke Energy Corp.		228,749	23,995,770
Entergy Corp.		132,149	14,886,585
Evergy, Inc.		189,617	13,009,622
FirstEnergy Corp.		327,736	13,630,540
NextEra Energy, Inc.		588,156	54,910,244
PNM Resources, Inc.		184,092	8,396,436
Portland General Electric Co.		209,084	11,064,725
PPL Corp.		554,615	16,671,727
Public Service Enterprise Group, Inc.		261,702	17,463,375

			231,486,976

ENVIRONMENTAL SERVICES	1.8%
Waste Management, Inc.		94,183	15,719,143

GAS DISTRIBUTION	5.1%
NiSource, Inc.[d]		699,287	19,307,314
Sempra Energy		147,586	19,522,676
Southwest Gas Holdings, Inc.		77,357	5,418,858

			44,248,848

PIPELINES—C-CORP	4.8%
Cheniere Energy, Inc.		216,452	21,952,562
DT Midstream, Inc.		218,021	10,460,648
Targa Resources Corp.		172,148	8,993,011

			41,406,221

RAILWAYS	4.7%
Norfolk Southern Corp.		136,032	40,498,087

RENEWABLE ENERGY	0.6%
Clearway Energy, Inc.		131,545	4,739,566

UTILITIES—WATER	3.5%
American Water Works Co., Inc.		93,143	17,590,987

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Shares/ Units	Value

Essential Utilities, Inc.		234,007	$12,563,836

			30,154,823

TOTAL UNITED STATES			480,381,243

TOTAL COMMON STOCK (IDENTIFIED COST—$697,577,262)			843,983,140

SHORT-TERM INVESTMENTS MONEY MARKET FUNDS	2.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01%[e]		17,556,307	17,556,307

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$17,556,307)			17,556,307

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$715,133,569)	99.8%		$861,539,447
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2		1,567,793
WRITTEN OPTION CONTRACTS (Premiums received—$54,299)	(0.0)		(113,405)

NET ASSETS	100.0%		$862,993,835

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

Exchange-Traded Option Contracts

Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[f]	Premiums Received	Value
Call—FirstEnergy Corp.	$40.00	1/21/22	(613)	$(2,549,467)	$(54,299)	$(113,405)

Note: Percentages indicated are based on the net assets of the Fund.

[a]	Non-income producing security.
[b]	Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
[c]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $41,875,952 which represents 4.9% of the net assets of the Fund, of which 0.0% are illiquid.

[d]	All or a portion of the security is pledged in connection with written option contracts. $3,840,551 in aggregate has been pledged as collateral.
[e]	Rate quoted represents the annualized seven-day yield.
[f]	Represents the number of contracts multiplied by notional contract size multiplied by underlying price.

Sector Summary	% of Net Assets
Electric	32.3
Railways	11.8
Communications	10.5
Pipelines—C-Corp	9.6
Gas Distribution	7.7
Utilities	6.4
Airports	6.3
Toll Roads	5.9
Marine Ports	3.9
Environmental Services	1.8
Real Estate	1.0
Renewable Energy	0.6
Other	2.2

100.0

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS:
Investments in securities, at value (Identified cost—$715,133,569)	$861,539,447
Cash	121
Foreign currency, at value (Identified cost—$471,794)	474,566
Receivable for:
Dividends and interest	1,520,960
Fund shares sold	668,088
Other assets	3,484

Total Assets	864,206,666

LIABILITIES:
Written option contracts, at value (Premiums received—$54,299)	113,405
Payable for:
Investment advisory fees	487,003
Fund shares redeemed	164,884
Shareholder servicing fees	108,703
Foreign capital gains tax	64,492
Administration fees	28,069
Distribution fees	1,408
Directors’ fees	784
Other liabilities	244,083

Total Liabilities	1,212,831

NET ASSETS	$862,993,835

NET ASSETS consist of:
Paid-in capital	$721,038,188
Total distributable earnings/(accumulated loss)	141,955,647

$862,993,835

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2021

CLASS A SHARES:
NET ASSETS	$78,555,352
Shares issued and outstanding ($0.001 par value common stock outstanding)	3,323,664

Net asset value and redemption price per share	$23.64

Maximum offering price per share ($23.64 ÷ 0.955)[a]	$24.75

CLASS C SHARES:
NET ASSETS	$8,287,830
Shares issued and outstanding ($0.001 par value common stock outstanding)	350,687

Net asset value and offering price per share[b]	$23.63

CLASS I SHARES:
NET ASSETS	$767,580,703
Shares issued and outstanding ($0.001 par value common stock outstanding)	32,361,615

Net asset value, offering and redemption price per share	$23.72

CLASS R SHARES:
NET ASSETS	$12,907
Shares issued and outstanding ($0.001 par value common stock outstanding)	542

Net asset value, offering and redemption price per share	$23.81

CLASS Z SHARES:
NET ASSETS	$8,557,043
Shares issued and outstanding ($0.001 par value common stock outstanding)	360,698

Net asset value, offering and redemption price per share	$23.72

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

Investment Income:
Dividend income (net of $900,227 of foreign withholding tax)	$17,904,218

Expenses:
Investment advisory fees	5,022,582
Shareholder servicing fees—Class A	66,974
Shareholder servicing fees—Class C	18,991
Shareholder servicing fees—Class I	383,989
Administration fees	352,406
Distribution fees—Class A	168,565
Distribution fees—Class C	56,972
Distribution fees—Class R	61
Registration and filing fees	160,518
Professional fees	134,468
Transfer agent fees and expenses	83,566
Custodian fees and expenses	75,691
Shareholder reporting expenses	64,694
Directors’ fees and expenses	24,677
Miscellaneous	29,073

Total Expenses	6,643,227
Reduction of Expenses (See Note 2)	(383,989)

Net Expenses	6,259,238

Net Investment Income (Loss)	11,644,980

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities (net of $6,984 of foreign capital gains tax)	24,894,191
Written option contracts	532,139
Foreign currency transactions	(103,338)

Net realized gain (loss)	25,322,992

Net change in unrealized appreciation (depreciation) on:
Investments in securities (net of decrease in accrued foreign capital gains tax of $23,215)	67,319,984
Written option contracts	(71,817)
Foreign currency translations	(6,398)

Net change in unrealized appreciation (depreciation)	67,241,769

Net Realized and Unrealized Gain (Loss)	92,564,761

Net Increase (Decrease) in Net Assets Resulting from Operations	$104,209,741

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Change in Net Assets:
From Operations:
Net investment income (loss)	$11,644,980	$4,515,552
Net realized gain (loss)	25,322,992	(11,527,173)
Net change in unrealized appreciation (depreciation)	67,241,769	(3,551,657)

Net increase (decrease) in net assets resulting from operations	104,209,741	(10,563,278)

Distributions to Shareholders:
Class A	(2,301,367)	(388,249)
Class C	(194,864)	(9,888)
Class I	(23,927,445)	(3,992,002)
Class R	(369)	(86)
Class Z	(276,516)	(84,287)
Tax Return of Capital to Shareholders:
Class A	—	(205,612)
Class C	—	(44,980)
Class I	—	(1,389,821)
Class R	—	(60)
Class Z	—	(28,917)

Total distributions	(26,700,561)	(6,143,902)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	356,561,847	68,304,341

Total increase (decrease) in net assets	434,071,027	51,597,161
Net Assets:
Beginning of year	428,922,808	377,325,647

End of year	$862,993,835	$428,922,808

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Data:	2021	2020	2019	2018	2017
Net asset value, beginning of year	$20.96	$21.61	$17.67	$19.14	$17.04

Income (loss) from investment operations:

Net investment income (loss)[a]	0.32	0.19	0.27	0.23	0.29
Net realized and unrealized gain (loss)	3.08	(0.57)	4.00	(1.06)	2.91

Total from investment operations	3.40	(0.38)	4.27	(0.83)	3.20

Less dividends and distributions to shareholders from:

Net investment income	(0.31)	(0.18)	(0.25)	(0.26)	(0.28)
Net realized gain	(0.41)	—	(0.08)	(0.35)	(0.82)
Tax return of capital	—	(0.09)	—	(0.03)	—

Total dividends and distributions to shareholders	(0.72)	(0.27)	(0.33)	(0.64)	(1.10)

Net increase (decrease) in net asset value	2.68	(0.65)	3.94	(1.47)	2.10

Net asset value, end of year	$23.64	$20.96	$21.61	$17.67	$19.14

Total return[b,c]	16.36%	–1.66%	24.26%	–4.40%	18.90%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$78.6	$47.3	$49.1	$29.0	$35.0

Ratios to average daily net assets:

Expenses	1.24%	1.29%	1.29%	1.32%	1.32%

Net investment income (loss)	1.43%	0.97%	1.33%	1.23%	1.54%

Portfolio turnover rate	64%	89%	65%	56%	79%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Does not reflect sales charges, which would reduce return.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Data:	2021	2020	2019	2018	2017
Net asset value, beginning of year	$20.96	$21.58	$17.63	$19.10	$16.99

Income (loss) from investment operations:

Net investment income (loss)[a]	0.17	0.06	0.13	0.11	0.17
Net realized and unrealized gain (loss)	3.07	(0.57)	4.00	(1.06)	2.91

Total from investment operations	3.24	(0.51)	4.13	(0.95)	3.08

Less dividends and distributions to shareholders from:

Net investment income	(0.16)	(0.02)	(0.10)	(0.14)	(0.15)
Net realized gain	(0.41)	—	(0.08)	(0.35)	(0.82)
Tax return of capital	—	(0.09)	—	(0.03)	—

Total dividends and distributions to shareholders	(0.57)	(0.11)	(0.18)	(0.52)	(0.97)

Net increase (decrease) in net asset value	2.67	(0.62)	3.95	(1.47)	2.11

Net asset value, end of year	$23.63	$20.96	$21.58	$17.63	$19.10

Total return[b,c]	15.56%	–2.32%	23.46%	–5.05%	18.19%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$8.3	$6.8	$13.5	$16.7	$21.4

Ratios to average daily net assets:

Expenses	1.89%	1.94%	1.94%	1.97%	1.97%

Net investment income (loss)	0.76%	0.30%	0.62%	0.58%	0.91%

Portfolio turnover rate	64%	89%	65%	56%	79%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Does not reflect sales charges, which would reduce return.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Data:	2021	2020	2019	2018	2017
Net asset value, beginning of year	$21.03	$21.68	$17.72	$19.20	$17.09

Income (loss) from investment operations:

Net investment income (loss)[a]	0.41	0.26	0.34	0.30	0.35
Net realized and unrealized gain (loss)	3.07	(0.56)	4.02	(1.07)	2.93

Total from investment operations	3.48	(0.30)	4.36	(0.77)	3.28

Less dividends and distributions to shareholders from:

Net investment income	(0.38)	(0.26)	(0.32)	(0.33)	(0.35)
Net realized gain	(0.41)	—	(0.08)	(0.35)	(0.82)
Tax return of capital	—	(0.09)	—	(0.03)	—

Total dividends and distributions to shareholders	(0.79)	(0.35)	(0.40)	(0.71)	(1.17)

Net increase (decrease) in net asset value	2.69	(0.65)	3.96	(1.48)	2.11

Net asset value, end of year	$23.72	$21.03	$21.68	$17.72	$19.20

Total return[b]	16.73%	–1.30%	24.71%	–4.10%	19.30%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$767.6	$367.9	$314.7	$225.4	$218.5

Ratios to average daily net assets:

Expenses (before expense reduction)	0.95%	1.01%	1.01%	1.04%	1.04%

Expenses (net of expense reduction)	0.89%	0.94%	0.94%	0.97%	0.97%

Net investment income (loss) (before expense reduction)	1.72%	1.24%	1.59%	1.54%	1.78%

Net investment income (loss) (net of expense reduction)	1.78%	1.31%	1.66%	1.61%	1.85%

Portfolio turnover rate	64%	89%	65%	56%	79%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended December 31,
Per Share Operating Data:	2021	2020	2019	2018	2017
Net asset value, beginning of year	$21.11	$21.75	$17.71	$19.18	$17.09

Income (loss) from investment operations:

Net investment income (loss)[a]	0.28	0.17	0.19	0.20	0.25
Net realized and unrealized gain (loss)	3.10	(0.58)	4.06	(1.06)	2.93

Total from investment operations	3.38	(0.41)	4.25	(0.86)	3.18

Less dividends and distributions to shareholders from:

Net investment income	(0.27)	(0.14)	(0.13)	(0.23)	(0.27)
Net realized gain	(0.41)	—	(0.08)	(0.35)	(0.82)
Tax return of capital	—	(0.09)	—	(0.03)	—

Total dividends and distributions to shareholders	(0.68)	(0.23)	(0.21)	(0.61)	(1.09)

Net increase (decrease) in net asset value	2.70	(0.64)	4.04	(1.47)	2.09

Net asset value, end of year	$23.81	$21.11	$21.75	$17.71	$19.18

Total return[b]	16.14%	–1.80%	24.05%	–4.56%	18.70%

Ratios/Supplemental Data:

Net assets, end of year (in 000s)	$12.9	$11.4	$13.2	$62.0	$85.4

Ratios to average daily net assets:

Expenses	1.39%	1.44%	1.44%	1.47%	1.47%

Net investment income (loss)	1.25%	0.83%	0.95%	1.06%	1.33%

Portfolio turnover rate	64%	89%	65%	56%	79%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended December 31,
Per Share Operating Data:	2021	2020	2019	2018	2017
Net asset value, beginning of year	$21.03	$21.69	$17.73	$19.20	$17.09

Income (loss) from investment operations:

Net investment income (loss)[a]	0.40	0.28	0.30	0.26	0.36
Net realized and unrealized gain (loss)	3.08	(0.59)	4.06	(1.02)	2.92

Total from investment operations	3.48	(0.31)	4.36	(0.76)	3.28

Less dividends and distributions to shareholders from:

Net investment income	(0.38)	(0.26)	(0.32)	(0.33)	(0.35)
Net realized gain	(0.41)	—	(0.08)	(0.35)	(0.82)
Tax return of capital	—	(0.09)	—	(0.03)	—

Total dividends and distributions to shareholders	(0.79)	(0.35)	(0.40)	(0.71)	(1.17)

Net increase (decrease) in net asset value	2.69	(0.66)	3.96	(1.47)	2.11

Net asset value, end of year	$23.72	$21.03	$21.69	$17.73	$19.20

Total return[b]	16.73%	–1.34%	24.69%	–4.04%	19.30%

Ratios/Supplemental Data:

Net assets, end of year (in 000s)	$8,557.0	$6,913.3	$11.8	$26.1	$118.1

Ratios to average daily net assets:

Expenses	0.89%	0.94%	0.93%	0.97%	0.97%

Net investment income (loss)	1.75%	1.42%	1.49%	1.38%	1.89%

Portfolio turnover rate	64%	89%	65%	56%	79%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Global Infrastructure Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on January 13, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund’s investment objective is total return. The authorized shares of the Fund are divided into six classes designated Class A, C, F, I, R and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Thailand	$11,764,664	$—	$11,764,664	$—
Other Countries	832,218,476	832,218,476	—	—
Short-Term Investments	17,556,307	—	17,556,307	—

Total Investments in Securities[a]	$861,539,447	$832,218,476	$29,320,971	$—

Written Option Contracts	$(113,405)	$(113,405)	$—	$—

Total Derivatives Liabilities[a]	$(113,405)	$(113,405)	$—	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and MLPs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2021, a portion of the dividends have been reclassified to distributions from net realized gain.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2021, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund up to and including $1.5 billion and 0.65% of the average daily net assets above $1.5 billion.

For the year ended December 31, 2021 and through June 30, 2023 , the investment advisor has contractually agreed to waive its fee and/or reimburse the Fund’s Class I shareholder service fee up to the maximum shareholder service fee of 0.10%. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the year ended December 31, 2021, fees waived and/or expenses reimbursed totaled $383,989.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. For the year ended December 31, 2021, the Fund incurred $267,871 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a maximum contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended December 31, 2021, the Fund has been advised that the distributor received $27,693, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $128 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $3,227 for the year ended December 31, 2021.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2021, totaled $759,112,399 and $418,917,583, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at December 31, 2021 and the effect of derivatives held during the year ended December 31, 2021, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Written Option Contracts—Exchange-Traded[a]	—	$—	Written option contracts, at value	$113,405

aNot subject to a master netting arrangement or another similar agreement.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	$532,139	$(71,817)

The following summarizes the volume of the Fund’s option contracts activity for the year ended December 31, 2021:

Written Option Contracts
Average Notional Amount[a,b]	$6,281,008

[a]	Average notional amounts represent the average for all months in which the Fund had written option contracts outstanding at month end. For the period, this represents eleven months.
[b]	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2021	2020
Ordinary income	$19,607,643	$4,474,512
Long-term capital gain	7,092,918	—
Tax return of capital	—	1,669,390

Total dividends and distributions	$26,700,561	$6,143,902

As of December 31, 2021, the tax basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$721,115,257

Gross unrealized appreciation on investments	$151,009,068
Gross unrealized depreciation on investments	(10,704,620)

Net unrealized appreciation (depreciation) on investments	$140,304,448

Undistributed ordinary income	$893,650

Undistributed long-term capital gains	$757,549

During the year ended December 31, 2021, the Fund utilized net capital loss carryforwards of $8,379,620.

As of December 31, 2021, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and unrealized gains on passive foreign investment companies. The Fund also had permanent book/tax differences primarily attributable to prior year adjustments and Fund redemptions used as distributions. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $954,161 and total distributable earnings/(accumulated loss) was charged $954,161. Net assets were not affected by this reclassification.

Note 6. Capital Stock

The Fund is authorized to issue 400 million shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 50 million of Class A capital stock, 50 million of Class C capital stock, 50 million of Class F capital stock, 150 million of Class I capital stock, 50 million of Class R capital stock and 50 million of Class Z capital stock. Class F shares are currently not available for purchase. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

certain intermediaries, Class C shares will automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class A:
Sold	1,662,924	$36,704,417	901,584	$18,524,440
Issued as reinvestment of dividends and distributions	72,493	1,651,096	19,563	384,560
Redeemed	(666,106)	(14,869,563)	(937,138)	(18,704,338)

Net increase (decrease)	1,069,311	$23,485,950	(15,991)	$204,662

Class C:
Sold	142,581	$3,191,147	88,331	$1,796,834
Issued as reinvestment of dividends and distributions	6,795	154,930	2,233	42,832
Redeemed	(125,299)	(2,791,181)	(390,813)	(7,641,145)

Net increase (decrease)	24,077	$554,896	(300,249)	$(5,801,479)

Class I:
Sold	18,954,748	$423,854,833	10,786,248	$214,896,083
Issued as reinvestment of dividends and distributions	952,334	21,763,860	228,175	4,535,898
Redeemed	(5,040,048)	(113,827,955)	(8,036,309)	(152,673,865)

Net increase (decrease)	14,867,034	$331,790,738	2,978,114	$66,758,116

Class R:
Sold	—	$—	85	$1,745
Issued as reinvestment of dividends and distributions	—	—	1	20
Redeemed	—	—	(151)	(3,139)

Net increase (decrease)	—	$—	(65)	$(1,374)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount

Class Z:
Sold	79,232	$1,779,609	372,642	$8,032,234
Issued as reinvestment of dividends and distributions	12,102	276,515	5,536	109,502
Redeemed	(59,315)	(1,325,861)	(50,041)	(997,320)

Net increase (decrease)	32,019	$730,263	328,137	$7,144,416

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws,

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency and Currency Hedging Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various instruments that are designed to hedge the Fund’s foreign currency risks.

If the Fund were to utilize derivatives for the purpose of hedging foreign currency risks, it would be subject to risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Master Limited Partnership Risk: An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and downgrades,

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

The outbreak of COVID-19 and efforts to contain its spread have resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to generally less established health care systems and supply chains. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK’s post-transition framework, including how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Options Risk: Gains on options transactions depend on the investment advisor’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

The SEC recently adopted Rule 18f-4 under the 1940 Act relating to a registered investment company’s use of derivatives and certain financing transactions (such as reverse repurchase transactions) that could potentially require the Fund to observe more stringent requirements than are currently imposed by the 1940 Act. Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions. Rule 18f-4 may substantially curtail the Fund’s ability to use derivative instruments as part of the Fund’s investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals. Compliance with Rule 18f-4 will not be required until approximately August 2022. As the Fund comes into compliance, the Fund’s approach to asset segregation and coverage requirements will be impacted.

Large Shareholder Risk: The Fund may have one or more large shareholders or a group of shareholders investing in Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2021 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Global Infrastructure Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Global Infrastructure Fund, Inc. (the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

TAX INFORMATION—2021 (Unaudited)

For the calendar year ended December 31, 2021, for individual taxpayers, the Fund designates $16,294,691 as qualified dividend income eligible for reduced tax rates, long-term capital gain distributions of $7,406,386 taxable at the maximum 20% rate, short-term capital gain distributions of $7,623,313, and $649,913 as qualified business income eligible for the 20% deduction. In addition, for corporate taxpayers, 36.84% of the ordinary dividends paid qualified for the dividends received deduction (DRD).

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the U.S. Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Changes to the Board of Directors and Officers

On March 8, 2021, the Board of Directors voted to set the number of directors on the Fund’s Board of Directors to ten. In addition, the Board of Directors elected Ms. Ramona Rogers-Windsor as a Director of the Fund.

Effective December 7, 2021, Director and Chairman Robert H. Steers resigned from the Fund’s Board of Directors. The Board of Directors has appointed Director Joseph M. Harvey to succeed Mr. Steers as Chairman. In addition, effective March 1, 2022, Mr. Harvey, Cohen & Steers, Inc.’s (CNS) current President and a member of CNS’ board of directors, will succeed Mr. Steers as Chief Executive Officer of CNS and Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the investment advisor). At that time, Mr. Steers will assume the role of Executive Chairman of CNS and continue on as a member of CNS’ board of directors.

On December 7, 2021, the Board of Directors elected Adam M. Derechin, President and Chief Executive Officer of the Fund, as a Director of the Fund. Concurrent with his election, Mr. Derechin resigned as President and Chief Executive Officer of the Fund. Mr. Derechin currently serves as the Chief Operating Officer of CNS and the investment advisor since 2004 and 2003, respectively. Effective December 7, 2021, James Giallanza, previously Chief Financial Officer of the Fund, succeeded Mr. Derechin as President and Chief Executive Officer of the Fund and Albert Laskaj, Treasurer of the Fund, succeeded Mr. Giallanza as Chief Financial Officer of the Fund.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

In addition, also on December 7, 2021, the Board of Directors voted to set the number of directors on the Fund’s Board of Directors to nine, effective January 1, 2022. Director C. Edward Ward, Jr. retired from the Board of Directors on December 31, 2021 pursuant to the Fund’s mandatory retirement policy.

Changes to the Portfolio Management Team

Effective January 11, 2022, Robert Becker will no longer serve as a portfolio manager of the Fund. In addition, effective January 11, 2022, Tyler Rosenlicht, Christopher Rhine and Thuy Quynh Dang were added as portfolio managers of the Fund. Benjamin Morton continues to serve as portfolio manager of the Fund.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Joseph M. Harvey[5] 1963	Director, Chairman	Until Next Election of Directors	President of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) (since 2003) and President of Cohen & Steers, Inc. (CNS) (since 2004). Chief Investment Officer of CSCM from 2003 to 2019. Prior to that, Senior Vice President and Director of Investment Research of CSCM.	20	Since 2014

Adam M. Derechin[6] 1964	Director	Until Next Election of Directors	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	20	Since 2021

Independent Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	20	Since 2011

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	20	Since 1993

(table continued on next page)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Dean A. Junkans 1959	Director	Until Next Election of Directors	CFA; Advisor to SigFig (a registered investment advisor) since July, 2018; Adjunct Professor and Executive–In–Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; former Member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	20	Since 2015

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COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; Member, PICPA Board of Directors from 2012 to 2016; Member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; Member, Board of Trustees of AICPA Foundation from 2015 to 2020; Board member and Audit Committee Chairman of inTEST Corporation since 2020.	20	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Board Member, Crespi High School from 2014 to 2017; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA- CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	20	Since 2015

(table continued on next page)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards 1966	Director	Until Next Election of Directors	Independent Director of Cartica Management, LLC since 2015; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015 and Member of the Advisory Board of Northeast Dutchess Fund since 2016; President and CIO of Ledge Harbor Management since 2016; formerly, worked at Bessemer Trust Company from 1999 to 2014; prior thereto, held investment positions at Frank Russell Company from 1996 to 1999. Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	20	Since 2017

(table continued on next page)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Ramona Rogers-Windsor[7] 1960	Director	Until Next Election of Directors	Member, Capital Southwest Board of Directors since March 2021; member, Thomas Jefferson University Board of Trustees since 2020; Managing Director, Public Investments Department, Northwestern Mutual Investment Management Company, LLC from 2012 to 2019; member, Milwaukee Film, LLC Board of Directors from 2016 to 2019.	20	Since 2021

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).
[5]

Robert H. Steers resigned from the Fund’s Board of Directors and role as Chairman, effective December 7, 2021. The Board of Directors has appointed Joseph M. Harvey to succeed Mr. Steers as Chairman, effective December 7, 2021.

[6]	Mr. Derechin was elected as a Director of each of the Funds in the Cohen & Steers Fund Complex by each applicable Fund’s Board of Directors on December 7, 2021.
[7]	Ms. Rogers-Windsor was elected as a Director of each of the Funds in the Cohen & Steers Fund Complex by each applicable Fund’s Board of Directors on March 8, 2021.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

The officers of the Fund (other than Mr. Harvey, whose biography is provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

James Giallanza 1966	President and Chief Executive Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2015.	Since 2015

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

Stephen Murphy 1966	Chief Compliance Officer and Vice President	Senior Vice President of CSCM since 2019. Prior to that, Managing Director at Mirae Asset Securities (USA) Inc. since 2017. Prior to that, Vice President and Chief Compliance Officer of Weiss Multi-Strategy Advisers LLC since 2011.	Since 2019

Benjamin Morton 1974	Vice President	Executive Vice President of CSCM since 2019. Prior to that, Senior Vice President of CSCM since 2010.	Since 2013

Tyler S. Rosenlicht 1985	Vice President	Senior Vice President of CSCM since 2018. Prior to that, Vice President of CSCM since 2015.	Since 2015

Christopher Rhine 1979	Vice President	Senior Vice President of CSCM since 2012.	Since 2017

Thuy Quynh Dang 1978	Vice President	Vice President of CSCM since 2011.	Since 2022

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chairman and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

Benjamin Morton

Vice President

Tyler S. Rosenlicht

Vice President

Christopher Rhine

Vice President

Thuy Quynh Dang

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—CSUAX
Class C—CSUCX
Class F—CSUFX*
Class I—CSUIX
Class R—CSURX
Class Z—CSUZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Global Infrastructure Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F shares are currently not available for purchase.

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Cohen & Steers

Global

Infrastructure Fund

Annual Report December 31, 2021

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

CSUAXAR

Item 2. Code of Ethics.

The registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR (the “Code of Ethics”) that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. In December 2021, the registrant amended the Code of Ethics to reflect the registrant’s current Principal Executive Officer and Principal Financial Officer. The registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics, as described in Form N-CSR, during the reporting period. A current copy of the Code of Ethics is available on the registrant’s website at https://assets.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. Each of Messrs. Clark and Maginnis are members of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended December 31, 2021 and December 31, 2020 for professional services rendered by the registrant’s principal accountant were as follows:

	2021	2020
Audit Fees	$43,187	$42,340
Audit-Related Fees	$0	$0
Tax Fees	$19,421	$19,040
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1)    The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2021 and December 31, 2020, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2021	2020
Registrant	$19,421	$19,040
Investment Advisor	$0	$0

(h) The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	March 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date: March 4, 2022